SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2003

U.S. RESTAURANT PROPERTIES, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-13089	75-2687420
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

12240 Inwood Road, Suite 300, Dallas, Texas 75244
(972) 387-1487

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

(Former name or former address, if changed since last report)

TABLE OF CONTENTS

Item 5. Other Events.
Item 7. Financial Statements and Exhibits.
EX-99.1 Press Release

Table of Contents

Item 5. Other Events.

On September 29, 2003, U. S. Restaurant Properties, Inc. issued a press release announcing recent developments. The press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference. The press release may also be accessed at the Company’s website (www.usrp.com.com).

Item 7. Financial Statements and Exhibits

(a)          Not applicable.

(b)         Not applicable.

(c)          Exhibits.

99.1	Press Release dated September 29, 2003, of U.S. Restaurant Properties, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. RESTAURANT PROPERTIES, INC.

	By:	/s/ Stacy M. Riffe

	Name:	Stacy M. Riffe

	Title:	Chief Financial Officer

Date: September 29, 2003